SUPPLEMENT dated September 11, 2000 (To Prospectus Supplement dated August 30, 2000 To Prospectus dated March 2, 2000)

                            FNT TRUST SERIES 2000-1

                         DLJ MORTGAGE ACCEPTANCE CORP.

                                   Depositor

             FNT MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2000-1

                                 $365,013,733

                                 (Approximate)

         The prospectus supplement dated August 30, 2000 with respect to the above captioned series of certificates is hereby amended as follows:

     1. The aggregate initial Class Principal Balance of the Offered Certificates is $365,013,733.

     2. The initial Class Principal Balance of each Class of Group 2 Certificates is as follows:

    Class II-A-1:          $37,493,801          Class II-B-1:        $4,551,100
    Class II-A-2:           $2,245,000          Class II-B-2:        $2,022,700
    Class II-A-3:          $15,940,000          Class II-B-3:        $1,601,400
    Class II-A-4:         $101,184,614          Class II-B-4:          $927,100
    Class II-P:             $1,162,881          Class II-B-5:          $674,200
                                                Class II-B-6:       $758,593.22

     3. The initial Class II-A-5 notional amount is $3,162,019 and the initial Class II-X-1 notional amount is $7,090,141.

     4. As of August 1, 2000, the pool of mortgage loans in Group 2 consists of approximately 523 mortgage loans, with an aggregate principal balance of $168,561,489.83.

     5. The depositor will acquire 149 mortgage loans with an aggregate Stated Principal Balance as of the cut-off date of approximately $29,197,708.92.

     6. As of the cut-off date, the weighted average rate at which the expense fees accrue is expected to equal approximately 0.77%.

     7. The Class II-A-3 Percentage as of the closing date will be approximately 9.52%.

     8. The information in the decrement and sensitivity tables in this supplement and prospectus supplement relating to the Group 2 certificates has been prepared on the basis of the following assumed characteristics of the mortgage loans and the additional assumptions set forth in the prospectus supplement:


                                                                       Amortized
                                                                       Remaining       Remaining
                                                                        Term of        Maturity
                Unpaid                                                 Maturity        Term to           Loan
               Principal                              Net Mortgage       (in             in            Age (in
     Group      Balance           Mortgage Rate           Rate          months)         months)         months)

      2        $2,603,420.03      9.5846637935%       7.3885019224%       339            143              9
      2        $3,374,018.20      9.7160258703%       7.3834000834%       326            153              9
      2           $87,066.70      9.7500000000%       9.0000000000%       294            114              6
      2       $13,601,145.65      8.0302061656%       7.6116904299%       351            351              5
      2          $929,353.50      8.4241150653%       7.6242633675%       331            331              6
      2      $141,303,179.29      9.1480699749%       8.4007982357%       356            357              2
      2        $6,663,306.46      9.6797878508%       8.9661207333%       355            356              3



     9. Sensitivity of the Class II-A-5 Certificates: On the basis of the assumptions described below and in the prospectus supplement, the yield to maturity on the Class II-A-5 Certificates would be approximately 0% if prepayments were to occur at a constant rate of approximately 185% of the prepayment assumption of the Group 2 mortgage loans.

     The information shown in the following table has been prepared on the basis of the structuring assumptions which assume no Realized Losses, and on the assumption that the purchase price of the Class II-A-5 Certificates, expressed as a percentage of the initial notional amount is 15.50%, not including interest. However, accrued interest has been added to that price in calculating the yields shown in the table below.


          Sensitivity of the Class II-A-5 Certificates to Prepayments
                          (Pre-Tax Yield to Maturity)

                             Prepayment Assumption

     0%           50%            100%           150%               200%

  53.406%       42.241%        34.439%         15.378%           (6.765%)



     10. Sensitivity of the Class II-X-1 Certificates: The information shown in the following table has been prepared on the basis of the structuring assumptions which assume no Realized Losses, and on the assumption that the purchase price of the Class II-X-1 Certificates, expressed as a percentage of the initial notional amount is 15.50%, not including interest. However, accrued interest has been added to that price in calculating the yields shown in the table below.



          Sensitivity of the Class II-X-1 Certificates to Prepayments
                          (Pre-Tax Yield to Maturity)

                             Prepayment Assumption

     0%           50%            100%           150%               200%

   54.275%      42.988%        31.105%        18.520%             5.089%



11. ______ Sensitivity of the Class II-X-2 Certificates: The information shown in the following table has been prepared on the basis of the structuring assumptions which assume no Realized Losses, and on the assumption that the purchase price of the Class II-X-2 Certificates, expressed as a percentage of the initial notional amount is 16.00%, not including interest. However, accrued interest has been added to that price in calculating the yields shown in the table below.



          Sensitivity of the Class II-X-2 Certificates to Prepayments
                          (Pre-Tax Yield to Maturity)

                             Prepayment Assumption

     0%           50%            100%           150%               200%

   52.524%      41.025%         28.905%       16.050%             2.305%



-------------------------------------------------------------------------------------------------------------------
12. ______ Sensitivity of the Class II-P Certificates: The information shown in the following table has been prepared on the basis of the structuring assumptions and on the assumption that the aggregate purchase price of the
Class II-P Certificates, expressed as a percentage of initial Class Principal
Balance, is 65.00%.





           Sensitivity of the Class II-P Certificates to Prepayments
                          (Pre-Tax Yield to Maturity)

                             Prepayment Assumption

     0%           50%            100%           150%               200%

   2.737%       6.866%         12.637%        19.563%            27.572%



     13. Decrement Tables: The following tables indicate the percentages of the initial Class Principal Balances of the classes of offered certificates that would be outstanding after each of the dates shown at various percentages of the applicable prepayment assumption and the corresponding weighted average lives of those classes. The tables have been prepared on the basis of the structuring assumptions.


                                              Percent of Initial Class Principal Balances Outstanding

                                           Class II-A-1                                  Class II-A-2
                                      Prepayment Assumption                         Prepayment Assumption
                             ________________________________________      ________________________________________
Distribution Date            0%       50%      100%     150%     200%      0%       50%      100%     150%     200%
_________________            ___     ____     _____     ____     ____     ____     _____    _____     ____     _____
Initial                      100      100      100       100      100      100      100      100       100      100
August 2001...........       100       75       40         5        0      108      108      108       108      108
August 2002...........       100       58        0         0        0      117      117      117       117      117
August 2003...........       100       52        0         0        0      127      127      127       127      127
August 2004...........       100       48        0         0        0      138      138      138       138        0
August 2005...........       100       45        0         0        0      149      149      149       149        0
August 2006...........       100       44        0         0        0      161      161      161         0        0
August 2007...........       100       44        0         0        0      175      175      175         0        0
August 2008...........       100       44        0         0        0      189      189      189         0        0
August 2009...........       100       44        0         0        0      205      205      205         0        0
August 2010...........       100       42        0         0        0      222      222      210         0        0
August 2011...........       100       39        0         0        0      240      240      165         0        0
August 2012...........       100       36        0         0        0      260      260      127         0        0
August 2013...........       100       33        0         0        0      282      282       98         0        0
August 2014...........       100       30        0         0        0      305      305       76         0        0
August 2015...........       100       28        0         0        0      331      331       59         0        0
August 2016...........       100       20        0         0        0      358      358       46         0        0
August 2017...........       100       13        0         0        0      388      388       35         0        0
August 2018...........       100        6        0         0        0      420      420       27         0        0
August 2019...........       100        0        0         0        0      455      444       20         0        0
August 2020...........       100        0        0         0        0      493      376       15         0        0
August 2021...........       100        0        0         0        0      534      316       11         0        0
August 2022...........       100        0        0         0        0      578      261        8         0        0
August 2023...........       100        0        0         0        0      626      213        6         0        0
August 2024...........       100        0        0         0        0      678      169        4         0        0
August 2025...........        89        0        0         0        0      734      131        3         0        0
August 2026...........        61        0        0         0        0      795       96        2         0        0
August 2027...........        30        0        0         0        0      861       65        1         0        0
August 2028...........         0        0        0         0        0      884       38        1         0        0
August 2029...........         0        0        0         0        0      358       14        *         0        0
August 2030...........         0        0        0         0        0        0        0        0         0        0
Weighted Average Life
     (in years)(1)**..        26.3      7.5      0.9       0.6      0.5     28.8     23.2     13.7       5.3      3.7

--------------------------
*  Indicates a number that is greater than zero but less than 0.5%.

** Determined as specified under "--Weighted Average Lives of the Offered
   Certificates" in the prospectus supplement.



                                            Percent of Initial Class Principal Balances Outstanding

                                           Class II-A-3                                  Class II-A-4
                                      Prepayment Assumption                         Prepayment Assumption
                             _______________________________________       ________________________________________
Distribution Date            0%       50%      100%     150%     200%      0%       50%      100%     150%     200%
_________________           ____    _____     _____     ____     ____     ____     ____      ____    _____    _____
Initial                      100      100      100       100      100      100      100      100       100      100
August 2001...........       100      100      100       100      100       99       95       95        95       84
August 2002...........       100      100      100       100      100       97       85       81        59       38
August 2003...........       100      100      100       100      100       96       73       58        32       11
August 2004...........       100      100      100       100       86       94       61       40        13        0
August 2005...........       100      100      100       100       26       92       50       26         *        0
August 2006...........        99       96       92        71        0       91       41       16         0        0
August 2007...........        98       91       84        40        0       89       32        9         0        0
August 2008...........        96       84       72        22        0       86       25        4         0        0
August 2009...........        95       76       59        13        0       84       19        1         0        0
August 2010...........        93       67       47         9        0       81       15        0         0        0
August 2011...........        91       59       37         6        0       79       11        0         0        0
August 2012...........        88       51       28         4        0       74        8        0         0        0
August 2013...........        84       44       22         3        0       68        5        0         0        0
August 2014...........        82       39       17         2        0       65        2        0         0        0
August 2015...........        79       34       13         1        0       61        *        0         0        0
August 2016...........        77       29       10         1        0       57        0        0         0        0
August 2017...........        74       25        8         1        0       52        0        0         0        0
August 2018...........        70       22        6         *        0       47        0        0         0        0
August 2019...........        67       19        5         *        0       42        0        0         0        0
August 2020...........        63       16        3         *        0       36        0        0         0        0
August 2021...........        59       13        3         *        0       29        0        0         0        0
August 2022...........        54       11        2         *        0       22        0        0         0        0
August 2023...........        49        9        1         *        0       14        0        0         0        0
August 2024...........        43        7        1         *        0        5        0        0         0        0
August 2025...........        37        6        1         *        0        0        0        0         0        0
August 2026...........        30        4        *         *        0        0        0        0         0        0
August 2027...........        23        3        *         *        0        0        0        0         0        0
August 2028...........        15        2        *         *        0        0        0        0         0        0
August 2029...........         6        1        *         *        0        0        0        0         0        0
August 2030...........         0        0        0         0        0        0        0        0         0        0
Weighted Average Life
     (in years)(1)**..        21.2     13.6     10.6       7.3      4.7     16.1      5.8      3.8       2.5      1.9

--------------------------
*  Indicates a number that is greater than zero but less than 0.5%.

** Determined as specified under "--Weighted Average Lives of the Offered
   Certificates" in the prospectus supplement.




                                               Percent of Initial Class Principal Balances Outstanding

                                            Class II-P                   Class II-B-1, Class II-B-2 and Class II-B-3
                                      Prepayment Assumption                         Prepayment Assumption
                             ________________________________________    __________________________________________
Distribution Date            0%       50%      100%     150%     200%      0%       50%      100%     150%     200%
_________________           ____     ____     _____    _____     ____     ____     ____     _____     ____     ____
Initial                      100      100      100       100      100      100      100      100       100      100
August 2001...........        99       90       81        71       62       99       99       99        99       99
August 2002...........        98       80       64        50       37       99       99       99        99       99
August 2003...........        97       71       51        34       22       98       98       98        98       98
August 2004...........        96       64       40        24       13       97       97       97        97       97
August 2005...........        95       57       32        16        8       96       96       96        96       96
August 2006...........        94       50       25        11        5       95       92       89        85       80
August 2007...........        92       44       20         8        3       93       87       80        73       47
August 2008...........        91       39       15         5        2       92       80       69        58       28
August 2009...........        89       35       12         4        1       91       73       57        43       17
August 2010...........        87       31       10         3        1       89       64       45        30       10
August 2011...........        85       27        7         2        *       87       57       35        20        6
August 2012...........        69       20        5         1        *       84       49       27        14        3
August 2013...........        49       13        3         *        *       81       42       21         9        2
August 2014...........        47       11        2         *        *       78       37       16         6        1
August 2015...........        45        9        2         *        *       76       32       13         4        1
August 2016...........        44        8        1         *        *       73       28       10         3        *
August 2017...........        42        7        1         *        *       71       24        7         2        *
August 2018...........        40        6        1         *        *       67       21        6         1        *
August 2019...........        37        5        1         *        *       64       18        4         1        *
August 2020...........        35        4        *         *        *       60       15        3         1        *
August 2021...........        32        4        *         *        *       56       13        2         *        *
August 2022...........        29        3        *         *        *       52       11        2         *        *
August 2023...........        26        2        *         *        *       47        9        1         *        *
August 2024...........        23        2        *         *        *       41        7        1         *        *
August 2025...........        19        1        *         *        *       35        5        1         *        *
August 2026...........        15        1        *         *        *       29        4        *         *        *
August 2027...........        11        1        *         *        *       22        3        *         *        *
August 2028...........         6        *        *         *        *       14        2        *         *        *
August 2029...........         1        *        *         *        *        6        1        *         *        *
August 2030...........         0        0        0         0        0        0        0        0         0        0
Weighted Average Life
     (in years)(1)**..        16.5      7.4      4.2       2.8      2.0     20.5     13.1     10.3       8.9      7.3

  * Indicates a number that is greater than zero but less than 0.5%.

**  Determined as specified under "-Weighted Average Lives of the Offered
    Certificates" in the prospectus supplement.



14.      Appendix II -- Planned Principal Balance Tables

                                               Planned Principal Balance Tables

                                       Class II-A-4 Planned                                             Class II-A-4 Planned
           Distribution Date            Principal Balance                 Distribution Date               Principal Balance

                     Initial              $101,184,614.00                  October 25, 2003               $71,622,099.03
          September 25, 2000              $100,958,258.31                 November 25, 2003               $70,610,488.13
            October 25, 2000              $100,696,153.40                 December 25, 2003               $69,605,176.24
           November 25, 2000              $100,398,466.21                  January 25, 2004               $68,606,121.59
           December 25, 2000              $100,065,286.41                 February 25, 2004               $67,613,282.67
            January 25, 2001               $99,696,726.52                    March 25, 2004               $66,626,618.26
           February 25, 2001               $99,292,921.77                    April 25, 2004               $65,646,087.38
              March 25, 2001               $98,854,030.16                      May 25, 2004               $64,671,649.31
              April 25, 2001               $98,380,232.32                     June 25, 2004               $63,703,263.60
                May 25, 2001               $97,871,731.44                     July 25, 2004               $62,740,890.04
               June 25, 2001               $97,328,753.19                   August 25, 2004               $61,784,488.70
               July 25, 2001               $96,751,545.51                September 25, 2004               $60,834,019.88
             August 25, 2001               $96,140,378.51                  October 25, 2004               $59,889,444.14
          September 25, 2001               $95,495,544.23                 November 25, 2004               $58,950,722.30
            October 25, 2001               $94,817,356.46                 December 25, 2004               $58,017,815.42
           November 25, 2001               $94,106,150.49                  January 25, 2005               $57,090,684.79
           December 25, 2001               $93,362,282.85                 February 25, 2005               $56,169,291.98
            January 25, 2002               $92,586,131.01                    March 25, 2005               $55,253,598.77
           February 25, 2002               $91,778,093.12                    April 25, 2005               $54,343,567.20
              March 25, 2002               $90,938,587.62                      May 25, 2005               $53,439,159.56
              April 25, 2002               $90,068,052.92                     June 25, 2005               $52,540,338.36
                May 25, 2002               $89,166,947.02                     July 25, 2005               $51,647,066.34
               June 25, 2002               $88,236,860.65                   August 25, 2005               $50,759,306.51
               July 25, 2002               $87,278,267.98                September 25, 2005               $49,942,211.80
             August 25, 2002               $86,291,660.99                  October 25, 2005               $49,130,475.10
          September 25, 2002               $85,277,743.08                 November 25, 2005               $48,324,060.33
            October 25, 2002               $84,239,616.76                 December 25, 2005               $47,522,931.65
           November 25, 2002               $83,177,769.30                  January 25, 2006               $46,727,053.45
           December 25, 2002               $82,094,035.11                 February 25, 2006               $45,936,390.33
            January 25, 2003               $81,017,077.38                    March 25, 2006               $45,150,907.13
           February 25, 2003               $79,946,851.30                    April 25, 2006               $44,370,568.90
              March 25, 2003               $78,883,312.35                      May 25, 2006               $43,595,340.92
              April 25, 2003               $77,826,416.31                     June 25, 2006               $42,825,188.68
                May 25, 2003               $76,776,119.21                     July 25, 2006               $42,060,077.89
               June 25, 2003               $75,732,377.38                   August 25, 2006               $41,299,974.48
               July 25, 2003               $74,695,147.43                September 25, 2006               $40,561,105.03
             August 25, 2003               $73,664,386.24                  October 25, 2006               $39,827,068.40
          September 25, 2003               $72,640,050.97                 November 25, 2006               $39,097,831.26



                                       Class II-A-4 Planned                                             Class II-A-4 Planned
           Distribution Date            Principal Balance                 Distribution Date               Principal Balance


           December 25, 2006               $38,373,360.49                     July 25, 2010               $15,511,020.24
            January 25, 2007               $37,653,623.16                   August 25, 2010               $15,171,690.47
           February 25, 2007               $36,938,586.58                September 25, 2010               $14,836,447.37
              March 25, 2007               $36,228,218.23                  October 25, 2010               $14,505,230.43
              April 25, 2007               $35,522,485.82                 November 25, 2010               $14,177,979.93
                May 25, 2007               $34,821,357.23                 December 25, 2010               $13,854,636.92
               June 25, 2007               $34,124,800.58                  January 25, 2011               $13,535,143.22
               July 25, 2007               $33,432,784.15                 February 25, 2011               $13,219,441.42
             August 25, 2007               $32,745,276.44                    March 25, 2011               $12,907,474.86
          September 25, 2007               $32,093,364.96                    April 25, 2011               $12,599,187.61
            October 25, 2007               $31,445,627.53                      May 25, 2011               $12,294,524.47
           November 25, 2007               $30,802,034.12                     June 25, 2011               $11,993,430.95
           December 25, 2007               $30,162,554.87                     July 25, 2011               $11,695,853.28
            January 25, 2008               $29,527,160.09                   August 25, 2011               $11,401,738.39
           February 25, 2008               $28,895,820.29                September 25, 2011               $11,111,033.90
              March 25, 2008               $28,270,945.78                  October 25, 2011               $10,823,688.08
              April 25, 2008               $27,655,365.77                 November 25, 2011               $10,539,649.91
                May 25, 2008               $27,048,940.61                 December 25, 2011               $10,258,869.01
               June 25, 2008               $26,451,532.56                  January 25, 2012                $9,981,295.65
               July 25, 2008               $25,863,005.81                 February 25, 2012                $9,706,880.75
             August 25, 2008               $25,283,226.45                    March 25, 2012                $9,435,575.86
          September 25, 2008               $24,766,577.50                    April 25, 2012                $9,167,333.16
            October 25, 2008               $24,257,250.30                      May 25, 2012                $8,902,105.44
           November 25, 2008               $23,755,133.35                     June 25, 2012                $8,639,846.09
           December 25, 2008               $23,260,116.70                     July 25, 2012                $8,192,762.72
            January 25, 2009               $22,772,091.97                   August 25, 2012                $7,939,222.21
           February 25, 2009               $22,290,952.27                September 25, 2012                $7,688,472.36
              March 25, 2009               $21,816,592.25                  October 25, 2012                $7,440,469.49
              April 25, 2009               $21,348,908.01                 November 25, 2012                $7,195,170.49
                May 25, 2009               $20,887,797.11                 December 25, 2012                $6,952,532.76
               June 25, 2009               $20,433,158.55                  January 25, 2013                $6,712,514.28
               July 25, 2009               $19,984,892.77                 February 25, 2013                $6,475,073.57
             August 25, 2009               $19,542,901.56                    March 25, 2013                $6,240,169.64
          September 25, 2009               $19,154,207.32                    April 25, 2013                $6,007,762.05
            October 25, 2009               $18,770,323.46                      May 25, 2013                $5,574,514.05
           November 25, 2009               $18,391,179.97                     June 25, 2013                $5,350,249.59
           December 25, 2009               $18,016,707.75                     July 25, 2013                $5,128,316.29
            January 25, 2010               $17,646,838.61                   August 25, 2013                $4,908,676.34
           February 25, 2010               $17,271,144.00                September 25, 2013                $4,691,292.45
              March 25, 2010               $16,910,444.66                  October 25, 2013                $4,476,127.77
              April 25, 2010               $16,554,146.84                 November 25, 2013                $4,263,145.92
                May 25, 2010               $16,202,185.88                 December 25, 2013                $4,052,310.98
               June 25, 2010               $15,854,498.00                  January 25, 2014                $3,843,587.49



                             Class II-A-4 Planned

           Distribution Date               Principal Balance
           February 25, 2014                $3,636,940.41
              March 25, 2014                $3,432,335.16
              April 25, 2014                $3,229,737.57
                May 25, 2014                $3,029,113.93
               June 25, 2014                $2,830,430.91
               July 25, 2014                $2,633,655.62
             August 25, 2014                $2,438,755.57
          September 25, 2014                $2,245,698.67
            October 25, 2014                $2,054,453.22
           November 25, 2014                $1,864,987.93
           December 25, 2014                $1,677,271.88
            January 25, 2015                $1,491,274.52
           February 25, 2015                $1,306,965.71
              March 25, 2015                $1,124,315.64
              April 25, 2015                  $943,294.88
                May 25, 2015                  $763,874.37
               June 25, 2015                  $586,025.37
               July 25, 2015                  $409,719.53
             August 25, 2015                  $234,928.81
          September 25, 2015                   $61,625.52
            October 25, 2015
              and thereafter                        $0.00
